Proven Strategies Producing Results

AGA Financial Forum

May 3, 2004

PEOPLES ENERGY

Forward-Looking Information

In our presentation today, we will be making some forward-looking statements such as business plans and expectations for future development and earnings growth. Actual results could differ materially from such expectations because of many uncertainties, some of which are listed in the written materials provided to you or in the Company's most recent Form 10-K filed with the Securities and Exchange Commission, as such information may be updated by subsequent filings under the Securities Exchange Act of 1934.

Strategic Overview

PEOPLES ENERGY

Asset Based Operations




Chicago
SCEP
Elwood
Manlove

- One million retail customers
- 6,000 mile gas distribution system
- 35 BCF Manlove storage
- 2 BCF/d transmission pipeline
- 805 MW gas-fired electric peaking capacity in Chicago area (Elwood, SCEP)
- 200,000 MMBTU/d propane-based peaking facility
- 182 BCFE of proved oil and gas reserves as of 9/30/03

PEOPLES ENERGY

Financial Objectives and Strategy

Manage and mitigate risk in all businesses

Enhance and expand core gas distribution business

Financial Objectives

- 5% long-term EPS growth
- Solid balance sheet
- Attractive returns on capital
- Strong dividend

Continue to build diversified energy businesses to augment growth

PEOPLES ENERGY

Business Overview

Business Mix

Operating Income* | Capital and Equity Investments



25%
75%
20%
80%
FY 2003
at 9/30/03
Diversified Businesses
Gas Distribution

Business Segments



Oil and Gas Production
Midwest Based Energy Businesses
Midstream
Retail Energy
Power
Gas Distribution

*Includes allocation of corporate and other

Consistently Focused Diversification Strategy Since 1998

PEOPLES ENERGY

Track Record

Fiscal Year



Earnings & Dividends Per Share
$3.25
$2.50
$1.75
$1.00
$0.25
$2.25
$2.52
$2.34
$2.74
$2.51
$2.87
1998
1999
2000
2001
2002
2003
Dividends per share

Delivering Growth in Earnings and Dividends

- 5% EPS growth
- 2% dividend growth
- 11.4% average return on year-end equity
- Strong balance sheet

PEOPLES ENERGY

Drivers of Long-Term Earnings Growth

- Improved operating efficiencies and asset utilization in all businesses
- Strong cash flow and balance sheet
  - ~$50MM/yr. free cash available for growth
  - 50% total debt to total debt plus equity at 3/31/04
- Diversified energy business growth
  - Grow reserve base and production
  - Expand Midstream, Retail footprints
- Strategic acquisitions and/or alliances to expand core utility platform

PEOPLES ENERGY

Gas Distribution

PEOPLES ENERGY

Gas Distribution


North Shore Gas Service Territory
Lake Michigan
Peoples Gas Service Territory
Chicago

- Core business serving 1MM customers in Chicago metropolitan market
- Solid and consistent cash flows and returns
  - Cash flow covers capital investment and common stock dividend
- Regulatory Status
  - Allowed ROE - 11.1% PGL, 11.3% NS
  - Recovery of gas costs through PGA
  - Complete gas unbundling

PEOPLES ENERGY

Gas Distribution Margin

Fiscal 2003

Delivery Margin By Class



Industrial
5%
Commercial
17%
Residential
78%

Fiscal Year

Total Delivery Margin



Millions
$500
$400
$300
$200
Per cent colder (warmer) than normal
2001
4%
2002
(12%)
2003
4%
Actual
Normalized (est.)

PEOPLES ENERGY

Gas Distribution - Residential Customers



760,000
740,000
720,000
700,000
680,000
Heating
190,000
180,000
170,000
160,000
150,000
Non-Heating
1998
1999
2000
2001
2002
2003
Heating
Non-Heating

PEOPLES ENERGY

Gas Distribution - Strategic Direction

- Continue to focus on cost reductions and capital efficiency
- Promote energy assistance programs while improving credit and collection processes
- Actively manage price risk
- Consider alternative regulatory approaches

PEOPLES ENERGY

Gas Distribution - Alternative Regulatory Approaches

- Trackers for volatile expenses (e.g., bad debt)
- More timely return on special capital programs
- Weather normalization
- Incentive / performance based regulation
- Enhanced customer choice programs

PEOPLES ENERGY

Diversified Energy Businesses

Midwest Based Energy Businesses

Midstream Services



- Exploits strategic Midwest location
- Future growth driven by wholesale marketing and asset management activities

Retail Energy Services



- Leveraging Peoples Energy Midwest presence
- Successful business model

Power Generation



- Two successful peaking plants in Chicago area
- Long-term contracts, no fuel price risk

PEOPLES ENERGY

Midwest Based Energy Businesses - Strategic Direction

- Midstream and Retail Energy Services
  - Target 10-15% long-term growth
  - Continue customer growth in Illinois
  - Expand regional footprint in a controlled manner
  - Continue strong risk management focus
- Power Generation
  - Finalize development of existing sites (Valencia and COB)
  - Focus on monetization of developed sites
  - Will consider attractive investment opportunities

PEOPLES ENERGY

Oil and Gas Production



- Excellent hedge to gas distribution business
- Successful, lower risk business model
- Strong Houston based team

PEOPLES ENERGY

Oil and Gas Production - Strategic Direction

- 10% or better annual production growth target
- Acquire and exploit strategy (proved reserves with upside)
- Complementary drilling program
- Expansion of operations into other region(s)
- $4.00-$5.00/MMBTU NYMEX price assumption over next several years
- Active hedging program

PEOPLES ENERGY

Oil & Gas Production - Acquire & Exploit Strategy


OKLAHOMA
NEW MEXICO
TEXAS

- FY 2001 – Alvarado Field
  - 200% production increase
- FY 2002 – East White Point Field
  - 180% production increase
- FY 2003
  - Magnum Hunter Assets
    - 60% production increase
  - Corpus Christi West Field
    - 150% production increase
- FY 2004 – December Acquisition
  - $35 MM
  - 5 MMCFED net production
  - 30% production increase to date

● Other Properties

☆ Recent Acquisitions

PEOPLES ENERGY

Oil & Gas Production – Keys to Our Success

- Talented and experienced team
- Highly efficient process and productive culture
- Focused approach
- Integration and follow through to enhance value

PEOPLES ENERGY

Oil & Gas Production - Acquisition Program Success

Inception thru 9/30/03

	Cost $MM	Reserve Additions (BCFE)	$/MCFE
Initial Acquisition	$273	203	$1.34
Development & Exploitation (including revisions)	$102	52	$1.96
Investment to Date	$375	255	$1.47

Highlights

- 26% increase over as-acquired reserves
- Replaced 67% of production to-date through exploitation of acquired assets

PEOPLES ENERGY

Oil & Gas Production - Complementary Drilling Program

Fiscal Year



Net Wells Drilled
25
20
15
10
5
0
2001
2002
2003
1st Half 2004
Operated
Non-Operated

Strategy

- Develop existing assets (PUD conversions)
- Exploit upside potential of acquired properties
- New opportunities in new areas (3rd party deals)
- Prefer to operate

PEOPLES ENERGY

Oil & Gas Production - Total Capital Program Summary

Excludes equity investment

	3 Year Look (FY 2001-2003)		
	Acquisitions	Drilling Program	Total
Capital ($MM)	$175	$110	$285
Reserve Additions (BCFE)	122	57	179
Cost to Add ($/MCFE)	$1.44	$1.92	$1.59
F&D Cost ($/MCFE) (1)	$1.44	$1.21	$1.34
Reserve Replacement Ratio	200%	93%	292%

(1) Includes reserves developed

PEOPLES ENERGY

Oil & Gas Production - Reserves & Production Growth



Proved Reserves
BCFE
200
150
100
50
0
1998
1999
2000
2001
2002
2003
2004E



Average Daily Production
MMCFED
80
60
40
20
0
1998
1999
2000
2001
2002
2003
1st Half 2004

Operated Non-Operated

PEOPLES ENERGY

Financial Update

EPS Outlook

Fiscal Year



$3.00
$2.50
$2.00
$1.50
$1.00
$2.34
$2.74
$2.51
$2.87
2000
2001
2002
2003
2004E

<u>*FY 2004 Outlook*</u>

- EPS range of $2.70-$2.85 per share
- Operating results
  - Gas Distribution lower
  - Diversified higher
- Higher shares outstanding

PEOPLES ENERGY

Gas Distribution - Operating Income

Fiscal Year



Millions
$200
$150
$100
$50
$0
2000
2001
2002
2003
2004E
Per cent colder (warmer) than normal
(14%)
4%
(12%)
4%
(4.4%)

FY 2004 Outlook

- 7% or 412 degree days warmer than last year (100 DD change ~$3.0MM)
- Increased pension expense ~$10MM
- Higher other expenses
- $10MM revenue tax adjustment in FY 03
- Lower bad debt expense

PEOPLES ENERGY

Gas Distribution - Bad Debt Expense

Fiscal Year



Millions
$50
$40
$30
$20
$10
$0
2000
2001
2002
2003
2004E

	2000	2001	2002	2003	2004E
Per cent of revenue	1.8%	2.2%	4.1%	2.8%	
Revenue	$1.1B	$1.8B	$1.0B	$1.5B	

- Higher FY 2001-2003 expense reflects FY 2000-2001 price spike
- Credit metrics have improved

PEOPLES ENERGY

Consolidated - Pension Expense (Credit)

Fiscal Year



Millions
$30
$10
-$10
-$30
-$50
2001
2002
2003
2004E
2005E

FY 2004 Outlook

- Actuarial assumptions
  - 6.00% discount rate
  - 8.75% return on assets
- No cash contribution required

FY 2005 Outlook

- Actuarial assumptions
  - 6.00-6.50% discount rate
  - 8.75% return on assets

PEOPLES ENERGY

Midwest Based Energy Businesses - Operating Income

Fiscal Year



Millions
$40
$30
$20
$10
$0
2000
2001
2002*
2003*
2004E*

*Reflects $16.5MM cost impact of project financing

FY 2004 Outlook

- Stronger second half for Midstream
- Outstanding Retail performance
  - Customer count up 28%
  - Gas sales up 19%
- Solid Elwood / SCEP contribution
  - Western power sites

Oil & Gas Production - Operating Income

Fiscal Year


Millions
$55
$45
$35
$25
$15
$5
-$5
2000
2001
2002
2003
2004E
Operating Income
Equity Investment Income

FY 2004 Outlook

- Assumes 15-20% increase in production
- $85-$90MM capital program
- Assumes average NYMEX price - $5.20 per MMBTU (May-Sept.)
- Gas price sensitivity - $0.25 per MMBTU = $1.2MM
- Self funding

PEOPLES ENERGY

Oil & Gas Production - Hedge Position (Gas)

	Volume Hedged (MMBTU)	Wtd. Avg. Prices ($/MMBTU)
Remaining FY 2004 (April-Sept.) (1)		
Swaps (52%)	6,691,500	$4.13
Collars (48%)	6,283,500	$4.50 - $5.57
	12,975,000 (2)	$4.31 - $4.83
FY 2005 (1)		
Swaps (38%)	8,363,750	$4.10
Collars (62%)	13,779,750	$4.37 - $5.45
	22,143,500 (3)	$4.27 - $4.94

(1) As of April 22, 2004

(2) Approximately 80% of expected production

(3) Approximately 75% assuming no change in production versus 2004

PEOPLES ENERGY

Capital Spending

Fiscal Year



Millions
$350
$300
$250
$200
$150
$100
$50
$0
2000
2001
2002
2003
2004E
Other
Oil & Gas
Power Generation
Gas Distribution

FY 2004 Outlook

- $80-$85MM for Gas Distribution
- $85-$90MM for Oil & Gas
- Limited capital requirements in Midstream, Retail, Power

PEOPLES ENERGY

Capital Structure

Fiscal Year End



Millions
$2,500
$2,000
$1,500
$1,000
$500
$0
56%
61%
54%
53%
50%-55%
44%
39%
46%
47%
45%-50%
2000
2001
2002
2003
2004E

ROE	11%	12%	11%	12%	11-12%

Total Debt
Common Stockholders' Equity

- Continued strong balance sheet and credit ratings
- No incremental borrowing anticipated in FY 2004
- Approximately 800,000 new common shares issued in FY 2004 as of 3/31/04

PEOPLES ENERGY

Wrap Up

Key Investment Considerations


Annualized Total Return Comparison
15%
10%
5%
0%
-5%
12.6%
-1.2%
0.3%
5-years ended 3/31/04
Peoples Energy
S&P 500
S&P 500 Utilities Index

Source: Bloomberg

- Core utility business augmented by diversified growth
- Track record of consistent, low-risk earnings growth
- Sustained dividend growth / attractive yield
- Strong balance sheet and liquidity

PEOPLES ENERGY

Q&A

Proven Strategies Producing Results

PEOPLES ENERGY

Appendix

Proven Strategies Producing Results

PEOPLES ENERGY

Gas Distribution - At a Glance


North Shore Gas
Service
Territory
Lake Michigan
Peoples Gas
Service
Territory
Chicago
N

- One million customers
- Interconnected to 7 major interstate pipelines
- Manlove storage complex
- 2 BCF/d transmission pipeline
- 6,000 miles of gas mains
- 1,834 employees

Premium Midwestern Location and Marketplace

PEOPLES ENERGY

Gas Distribution - O&M Expenses



Fiscal Year
Millions
$300
$200
$100
$0
1999
2000
2001
2002
2003
2004E
Total O&M expenses
Excludes pension expense (credits), bad debt and mercury program

Gas Distribution - FY 2001 Gas Charge Reconciliation Case

- Major issues raised
  - Hedging
  - Use of storage
  - Enron contract
- Company position — purchasing practices were prudent and consistent with prior years
  - Corporate web site
- Current schedule
  - Status hearing 5/12/04
  - No resolution expected before late 2004

PEOPLES ENERGY

Gas Distribution - Aging of Accounts Receivable ($MM)

	March 2004	March 2003
Current	$233	$286
30-89 Day	107	100
90-149 Day	19	26
150 Day	28	28
Accounts Receivable	$387	$440
Reserve Balance	$33	$26
Reserve to AR Ratio	8.5%	5.9%
Reserve to 90 Day +	69.4%	48.1%

PEOPLES ENERGY

Midstream Services - At a Glance


PGL Chicago Hub
NGPL
NICOR
PERC NGL Peaking
Guardian
Alliance
ANR
Northern Border
Midwestern
Mahomet Pipeline
Trunkline

- Hub services
  - Storage
  - 2 BCF/d pipeline
  - 7 Pipeline Interconnects
- Propane-based peaking facility
- Wholesale marketing and asset management activities
- Contractual assets
  - 200,000 Dth/d firm pipeline transportation
  - 4 BCF firm storage

PEOPLES ENERGY

Retail Energy Services - At a Glance



- Provides value-added natural gas & electric services
- Leveraging Peoples Energy Midwest presence emphasizing reliable and reputable service
- Gas & electric customers (at 3/31/04) — 22,862
- Gas & electric volumes (six-months ended 3/31/04) — 33 BCF and 492 MWH

PEOPLES ENERGY

Power Generation - At a Glance


Elwood

The Elwood Plant
At 1,400MW, one of the largest peaking facilities in the U.S.
50 / 50 venture between Peoples and Dominion
Long-term contracts with Exelon & Aquila (expires 2012 & 2017)
Successful non-recourse financing
Leveraged site development
Midstream business provides fuel management


SCEP

Southeast Chicago Energy Plant
Achieved commercial operation in July 2002
350MW gas-fired peaking facility
Peoples is a 30% JV partner with Exelon
Exelon is power offtake customer under a 20-yr agreement
Leveraged site development
Midstream business provides fuel management

PEOPLES ENERGY

Oil & Gas Production – At a Glance

As of Sept. 30, 2003



Rockies
Production 2%
Reserves 1%
San Juan Basin
Production 16%
Reserves 20%
Arkoma Basin
Production 5%
Reserves 7%
South Texas
Production 55%
Reserves 36%
Gulf Coast TX & LA
Production 22%
Reserves 36%
Core Areas
Target Areas

PEOPLES ENERGY

Oil & Gas Production - Corpus Christi West Area


Existing Assets
Acquired Properties

<u>*December 2003 Acquisition*</u>

- $35 MM
- 88% natural gas
- Synergistic with existing operations
- Easily integrated
- 5 MMCFED net production
- Upside potential

PEOPLES ENERGY

Oil & Gas Production - Drilling & Exploitation Success

	Fiscal 2001-03	Fiscal 2003	1st Half 2004E
Gross Wells Drilled	96	46	26
Operated Percentage	52%	60%	73%
Success Rate	88%	85%	92%
Reserves Added (BCFE)	57	33	8-12
Reserves Added & Developed (BCFE)	91	56	20-25
Capital ($MM)	$110	$54	$37
Reserve Replacement Ratio	93%	128%	55-80%

PEOPLES ENERGY

Oil & Gas Production- Margin & Key Drivers

	FY 2001	FY 2002	FY 2003
Net Realized Gas Price ($/MCF)	$3.27	$3.11	$4.16
Net Realized Oil Price ($/BBL)	$23.38	$19.05	$22.90
Lease Operating Expense ($/MCFE)	$0. 48	$0.40	$0.42
G&A ($/MCFE)	$0.27	$0.43	$0.37
DD&A ($/MCFE)	$1.39	$1.40	$1.62
Operating Income Margin ($/MCFE) - GAAP	$1.19	$0.83	$1.23
Operating Income Margin* ($/MCFE)	$0.79	$0.94	$1.21

*Excluding Equity Investment Income (Loss)

PEOPLES ENERGY

Oil & Gas Production - Annual Reserve Reporting Process

- Every well is evaluated every year
- Reserve reports prepared by independent 3rd party reserve engineering firms
- Utilize three independent reserve engineering firms based on expertise in certain geographic and geologic areas
- Internal reserve report also generated which provides checks & balances on external estimates
- Independent reserve engineering firms are also involved in acquisition evaluations

PEOPLES ENERGY

Oil & Gas Production - U.S. Natural Gas Reserve Position

Rank	1999	2000	2001	2002	2003 Projection
1	ExxonMobil	BP PLC	ExxonMobil	ExxonMobil	
2	BP Amoco	ExxonMobil	ChevronTexaco	ConocoPhillips	
5	Texaco	El Paso	El Paso	Burlington Res	
10	Anadarko	Devon Energy	DevonEnergy	Williams	
•	Louis Dreyfus	Louis Dreyfus	Chesapeake	Pioneer	
•	Cabot Oil & Gas	Cabot Oil & Gas	Newfield	Pogo	
•	MCNIC Oil & Gas	Tom Brown	Tom Brown	Range Resources	
•	Forest Oil	Range Resources	EEX	Belden & Blake	
•	Belco	Belden & Blake	Fidelity	3TEC Energy	
59	ONEOK	Gothic Energy	Unit	KCS Energy	**Peoples Energy**
60	Stone Energy	Stone Energy	Helmerich & Payne	Spinnaker	
66	Montana Power	Chieftain	Matador	**Peoples Energy**	
70	CMS Oil & Gas	KCS Energy	Petr Development		
72	Quicksilver	Penn Virginia	**Peoples Energy**		
75	Unit	Spinnaker			
80	Nuevo Energy	Callon			
90	TransTexas Gas	Mallon Res			
100	Brigham Expl	CMS Oil & Gas			
108	Petsec Energy	**Peoples Energy**			
113	Wiser Oil				
117	**Peoples Energy**				

Source: Oil & Gas Journal & Company Projection

PEOPLES ENERGY

Financial - Fiscal Year-To-Date Results ($MMM)

	Six Months Ended March 31, 2004	Six Months Ended March 31, 2003
Operating Income		
Gas Distribution	$130.7	$158.5
Diversified Energy Businesses	36.3	26.3
Corporate	(11.9)	(9.9)
Total Operating Income	155.1	174.9
Interest Expense	(24.7)	(25.4)
Net Income	$86.3	$94.5
EPS - Fully Diluted	$2.32	$2.64
Average Shares Outstanding	37.3	35.7

PEOPLES ENERGY

Financial - Consolidated Pension Expense (Credit) ($MM)

Fiscal Year

	2001	2002	2003	2004E
Key Assumptions				
Discount Rate	8.25%	8.00%	7.50%	6.00%
Return on Assets	9.00%	9.00%	9.00%	8.75%
Net Pension Expense (Credit) (1)	$(45.0)	$(23.2)	$(1.6)	$10
Surplus (Deficit) (2)	$180	$75	$(20)	n/a
Cash Contribution	$0	$0	$0	$0

(1) Net of capitalized amount

(2) At end of measurement year (6-30)

PEOPLES ENERGY

Financial - Credit Ratings

	Peoples Energy	Peoples Gas/ North Shore Gas
Moody's		
Senior Secured Debt	n.a.	Aa3
Senior Unsecured Debt	A3	n.a.
Commercial Paper	P-2	P-1
Ratings Outlook	Negative	Negative
Standard & Poor's		
Corporate Credit Rating	A-	A-
Senior Secured Debt	n.a.	A-
Senior Unsecured Debt	BBB+	n.a.
Commercial Paper	A-2	A-2
Ratings Outlook	Stable	Stable
Fitch		
Senior Secured Debt	n.a.	AA-
Senior Unsecured Debt	A	n.a.
Commercial Paper	F1	F1
Ratings Outlook	Stable	Stable

PEOPLES ENERGY

Financial - Common Stock Information

	3/31/04	9/30/03
Market Price	$44.65	$41.38
Market Capitalization	$1.7B	$1.5B
Annualized Dividend Rate	$2.16	$2.12
Dividend Yield	4.8%	5.1%
Book Value Per Share	$24.17	$23.11
Market Price as a Per Cent of Book Value	185%	179%

PEOPLES ENERGY.

Corporate Governance

- Received highest corporate governance rating of 10 from GovernanceMetrics International
- ISS Corporate Governance Quotient
  - PGL outperformed 92.6% of the companies in the S&P 500 and 94.9% of the companies in the Utilities group
- Best practices accomplished
  - Complies with all NYSE and SEC requirements
  - Code of Business Conduct and Ethics
  - No more than one management director
  - Independent directors only on audit, compensation, nominating committees
  - Guidelines for Directors stock ownership
  - Independent directors have direct access to senior management
  - All Audit Committee members are audit committee financial experts

PEOPLES ENERGY